IXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

Supplement dated February 12, 2007 to the IXIS Cash Management Trust – Money Market Series

Classes A, B and C Prospectus, dated September 1, 2006, as may be revised or supplemented from time to time

Effective immediately the last paragraph in the sub-section “Exchange Options” within the section “Exchanging Shares” is amended and restated as follows:

If you exchange shares of an IXIS Advisor Fund or Loomis Sayles Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Class B and Class C shares and conversion from Class B into Class A shares stops until you exchange back into shares of another IXIS Advisor Fund or Loomis Sayles Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

SP332-0207